SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) May 29, 2002

CANARGO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-9147	91-0881481

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

CanArgo Services (UK) Limited
150 Buckingham Palace Road
London, England	SW1W 9TR

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code (44) 207 808 4700

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure

     On May 29, 2002, CanArgo Energy Corporation made a corporate presentation at its Annual General Meeting in Oslo, Norway. The text of the presentation is presented below and incorporated herein by reference.

CanArgo Energy Corporation Annual General Meeting Presentation Oslo, Norway May 29th 2002

CanArgo Energy Corporation Qualifying Statement With Respect To Forward-Looking Information The matters discussed in this presentation include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results anticipated herein will be attained.

Outline Financial Highlights Georgia Production Exploration Refining Retail Service Company Russia Caspian Ukraine Stynawske Bugruvativske Black Sea

Current Operations

Financial Highlights 2001-2000 2001 2000 Operating Revenue $ 14,778,362 7,135,559 Operating Cash Flow $ -126,000 2,140,000 Net Profit (loss) $ -13,218,346* -2,151,604 Earnings per share $ -0.16 -0.04 Includes write-offs of $11,179,525

Financial Highlights Q1 2002 Q1 2002 Q4 2001 Operating Revenue $ 4,246,139 4,135,000 Operating Cash Flow $ 976,000 -939,000 Net Profit $ 87,043 -11,201,000 Earnings per share $ 0.00 -0.02

Georgia - CanArgo Acreage Georgia - CanArgo Acreage

Georgia Production - Facts 2001 has not met expectations Limited success on workovers to date Reservoir model reduced proven reserves in core of field - but provides better predictive tool Delays in obtaining specialist equipment

Georgia - Production Potential Additional Potential Further gas production potential Potential in eastern part of field Further Upper Reservoir workovers Pumping of high water cut wells & water management Potential gas storage scheme Increase oil production Strategic economic value

Ninotsminda - Middle Eocene Ninotsminda - Middle Eocene

Ninotsminda - Gas Storage Ninotsminda - Gas Storage Possible Storage? In-principle agreement with GESC on phased project Feasibility study Strategic gas storage No storage currently available on trunk line system Should enhance oil recovery

Georgia Exploration N100 Lower Eocene oil discovery M11 Cretaceous gas condensate primary target MK72 Middle Eocene oil primary target Other prospects

Exploration well - N100 results Exploration well - N100 results

Lower Eocene Sandstones

N100 - summary Reached TD at 4,927 metres Oil discovery in Lower Eocene Potentially commercial Data indicates extensive sands Underpressured reservoir Artificial lift system required Currently being sourced N96 possible appraisal location Cretaceous potential remains AES agreement terminated - 100% CanArgo

Ninotsminda Lower Eocene Ninotsminda Lower Eocene

N100 Seismic N100 Seismic

Manavi - Exploration well M11 Drilling operations continuing at ~ 3,800 metres Slow operations through March / April Targeting large Cretaceous gas condensate prospect Potential for > 1 TCF (30 BCM) Target depth ~4,500 - 5,000 metres AES agreement terminated 100% CanArgo Conditional gas sales contract in place

Manavi - Top Cretaceous map Manavi - Top Cretaceous map

Norio - Exploration well MK72 Drilling operations continuing at ~ 2,400 metres Planned TD 3,500 metres Targeting large oil prospect in Middle Eocene Close to Samgori field >180 MMbbl recovered rates ~ 70,000 bopd Potential Samgori analogue Expect thick Middle Eocene reservoir sequence CanArgo ownership will increase to >60% on completion of well All commitments met on Block

Schematic of Middle Eocene Reservoir Increasing Middle Eocene Thickness Increasing Middle Eocene Flow Rates MK-72 Location Ninotsminda Well #49 M. Eocene Isochore = 450m 1,000 bopd Samgori Well #106 M. Eocene Isochore = 700m 6,000 bopd Kumisi Outcrop M. Eocene Isochore = 150m Lizi #1 Well M. Eocene Isochore = 815m Water Flow Rate = 15,000 bwpd

Norio - Martkopi - Middle Eocene Prospects Norio - Martkopi - Middle Eocene Prospects Well MK72

Exploration - other prospects Exploration - other prospects

Georgian exploration portfolio Currently drilling wells Further identified prospect Based on recent seismic data Further drillable structures Some potential to deepen existing wells Further potential leads Would be firmed up with additional seismic

Georgian Downstream Business Refinery - GAOR Continuing problems with restricted product stream and excise duty Tax problems being addressed with government Possibility of co-operation with chemical plant to produce broader product stream Lease-out of unit whilst trying to resolve problems Still potential for larger refinery project Fiscal "ring fence" Extension of Petroleum Law Seeking partner for project

CanArgo Standard Oil Products Leading retail chain in Tbilisi 25 sites 15 operational stations 5 under construction All in key residential areas. 22 operational by year-end Expansion on major transit routes

CSOP Original Investment: $4 million (50% from CanArgo) Expansion now financed by local bank credit facility Since beginning 2002 CSOP won EVERY tender by Ministries, State Departments and State Agencies Corporate clients > 300 and growing Advertising campaign recently began TV and Radio Increased use of 'Smartcards' only company in Georgia to implement Expansion planned into Western Georgia Recent paper written on CSOP expansion strategy by Harvard Business School

CSOP - 2001 Sales Volumes

CSOP One site on Western Transit Route Operating Stations Sites Vake Residential Area Two sites on route out to International Airport Metechi Hotel Stadium Central Tbilisi CSOP - Current Sites

Laguna Vera Sanipiro Khetagurovi ..

Service Assets Service Assets Service Assets Service Assets Service Assets Three drilling rigs 3MW mobile generator pack Rig#2 contracted out - profitable business Gives flexibility in operations Valuable assets - potential disposal

Caspian High potential Caspian exploration acreage Seismic acquired 2000 / 2001 Interpretation shows potentially large prospects Possible well in 2003 CanArgo 10% Rosneft operator with 75.1% 75.1% 75.1% 75.1% 75.1% 75.1% 75.1% 75.1% 75.1% 75.1% 75.1%

Ukraine

Bugruvativske Planning for initial incremental development programme completed Should yield >4,000 bopd incremental production JIPA amendments being finalised Delays due to reorganisation Discussions continue on initial investments Discussions underway with potential partners Heads of Agreement with Ukrainian company to provide initial funding to trigger JIPA and initial part of work programme.

Stynawske Initial Workover programme completed Modest production increase Potential for new deviated appraisal well Contingent on jointly agreed risked commerciality assessment Contingent on continuation of existing agreements Currently profitable CanArgo loan facility in process of being repaid Shareholder agreement to make dividend distribution

Black Sea - Stormovoye Project Producing offshore gas condensate fields Current production 2.2 MMm3/d (80 MMft3/d) Protocol with Chornomornaftogaz for feasibility study on enhanced liquids recovery project (condensate & LPG) Offshore separation and export - FPSO Intent for CanArgo to take share of liquid stream plus incremental gas production Protocol also includes potential appraisal of Schmit gas discovery and tie in to Stormovoye system + exploration Should be suitable for contractor risk sharing arrangements and debt finance Significant business opportunity due to CanArgo position in Ukraine

Black Sea - Potential Project Black Sea - Potential Project Black Sea - Potential Project

2002 Focus on completion of exploration programme Production enhancements where possible Commence production from Bugruvativske Further development of retail business Progress potential projects with high leverage possibilities and opportunities for early cash flow Gas storage, Stormovoye Exploit low entry cost opportunities based on CanArgo's business position Actively seek partners, farm-outs, asset disposals

CanArgo Energy Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CanArgo Energy Corporation

Date:	May 29, 2002	By:	/s/Anthony J Potter Anthony J. Potter Corporate Secretary